Exhibit 99.1
Senior Notes Offering August 2011 Lorillard, Inc. has filed a preliminary prospectus supplement and registration statement with the SEC relating to an offering to which this communication relates. Before you invest, you should read the preliminary prospectus supplement and registration statement on Form S-3 (File No: 333-159902) (collectively the "Preliminary Prospectus Supplement") and other documents that Lorillard, Inc. has filed with the SEC for more complete information about Lorillard, Inc. and this offering. The Preliminary Prospectus Supplement relates to Lorillard Tobacco Company's debt securities and Lorillard, Inc.'s guarantees of Lorillard Tobacco Company's debt securities. You may get this document and other documents Lorillard, Inc. has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. In addition, Lorillard, Inc. will post to its website (www.lorillard.com) under the "Investor Relations" section this slide presentation concerning its products and services generally, financial results, business opportunities and related matters.

The Offering Issuer: Lorillard Tobacco Company Guarantor: Lorillard, Inc. Security: Senior Unsecured Notes Offering: Tenor: SEC Registered 5 years Size: Benchmark Use of Proceeds: General Corporate Purposes, which may include the repurchase, redemption or retirement of securities including common stock, acquisitions, additions to working capital and capital expenditures Change of Control Put Option: 101% upon a Change of Control and a ratings downgrade to below investment grade Bookrunners: Active: Barclays Capital, Goldman, Sachs & Co., Wells Fargo Securities Passive: J.P. Morgan, RBS 2

Safe Harbor Disclaimer You are cautioned that certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "expect", "intend", "plan", "anticipate", "estimate", "believe", "will be", "will continue", "will likely result", and similar expressions. In addition, any statement that may be provided by management concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions by Lorillard, Inc. are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of Lorillard, Inc., that could cause actual results to differ materially from those anticipated or projected. Information describing factors that could cause actual results to differ materially from those in forward- looking statements is available in Lorillard, Inc.'s various filings with the Securities and Exchange Commission. These filings are available from the SEC over the Internet or on hard copy, and are, in some cases, available from Lorillard, Inc. as well. Forward-looking statements speak only as of the time they are made, and Lorillard, Inc. expressly disclaims any obligation or undertaking to update these statements to reflect any change in expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based. This forward-looking statements disclaimer is only a brief summary of Lorillard, Inc.'s statutory forward- looking statements disclaimer. You are urged to read that disclaimer, which is included in Lorillard Inc.'s Form 10-K and Form 10Q filings with the SEC. 3

Regulation G Compliance You are also reminded that during this presentation, certain non-GAAP financial measures, such as EBITDA and Adjusted Operating Income. These measures should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company. Please refer to Appendix A for information that reconciles these discussed figures with the most comparable GAAP measures. 4

Presenters Murray Kessler Chairman, President and Chief Executive Officer David Taylor Executive Vice President, Finance and Planning and Chief Financial Officer 5

Agenda Overview FDA Regulation Litigation Historical Financial Performance 6

Lorillard Overview - Who We Are Third Largest Tobacco Company in the United States Second largest brand in Industry - Newport(r) Spun-off from Loews Corporation in June 2008 Track record of delivering superior financial and operating results 2010 Net Sales - $5.9 B 2010 Operating Income - $1.7 B 2010 Diluted EPS - $6.78 Current Dividend - $5.20/year Committed to maintaining a strong balance sheet Committed to maintaining a strong balance sheet Committed to maintaining a strong balance sheet Committed to maintaining a strong balance sheet Committed to maintaining a strong balance sheet Committed to maintaining a strong balance sheet Committed to maintaining a strong balance sheet Committed to maintaining a strong balance sheet Committed to maintaining a strong balance sheet Committed to maintaining a strong balance sheet 7

Source: Domestic Shipment Data, Management Science Associates, Inc. Data represents 2010. #1 Menthol Brand in U.S 35% share of menthol market #2 Cigarette Brand in U.S. 10.5% share of market Primary Driver of Profitability Newport(r) Brand Maverick & Old Gold - Value brands Maverick - Second fastest growing brand in U.S. Old Gold - Double digit annual growth from regional strength Discount brands accounted for 13.7% of LO domestic shipments in 2010 Other Brands 2010 Lorillard Net Sales Breakdown by Brand 2010 Menthol Segment Share of Total Market 2010 Sales: $5.9 billion Lorillard = 37% of Menthol Market 2010 Total Units: 304 billion Strong Brand Portfolio Is Led By Newport 8

2005 2006 2007 2008 2009 2010 Operating Income 1.1 1.2 1.3 1.4 1.5 1.7 Operating Income +9.7% $ Billions Compound Annual Growth Rates 2005-2010 2005 2006 2007 2008 2009 2010 Revenue 2.9 3.1 3.3 3.5 3.7 4.1 Net Sales* $ Billions +7.0% * Excluding Excise Taxes 9 In Combination, Lorillard Has Been Consistently Delivering Revenue And Profit Growth

10 Industry Comparison - Volume 2005-2010 Total Domestic Cigarette Sales Volume +1.2% CAGR -5.1% CAGR Source: 2010 Management Science Associates, Inc. domestic shipment data. Volume Indexed to 100

11 Source: Company filings. Adjusted Operating Profit Per 1,000 Units Peer Comparison - Cigarette Profitability

Strategic Review

A Robust and Thorough Strategic Review Process Strategic Review Stakeholder Input Met with shareholders and debt holders Customer Input NACS AWMA Key Customers Regulator Input Political Leaders Director of CTP Employee Input Lorillard Organizational Survey Consumer Input Proprietary survey Ongoing consumer panels Analytics Retail pricing trends Segment analysis Competitive analysis Secondary research 13

Vision: "To Responsibly Bring Newport Pleasure To All Adult Smokers" State-by-State Promotion Strategy Consistent Advertising - "Newport Pleasure" Superior Product 14 New Product Development Regulatory Compliance Direct Mail Cigarettes first Successful launch of Newport Non-Menthol Select Geographic expansion of Newport Menthol Pursue Close-In Adjacencies Build out Process and Capabilities Protect and Grow the Core Three-Prong Strategy Job #1

Organic growth combined with lean cost structure leads to superior financial performance Financial policy focused on maintaining a strong balance sheet Targeting a total leverage of 1.5X Debt to EBITDA Strategic Plan Summary 15

FDA Regulation

FDA Menthol Review TPSAC non-binding report and recommendations presented to FDA - March 2011 FDA conducting an independent review of the existing science The best available scientific evidence does not support an assertion that menthol in cigarettes negatively or disproportionately impacts the public health Banning menthol would dramatically expand the cigarette "black market", making it easier for underage kids to gain access and undermine public health goals A menthol cigarette is just another cigarette and should be regulated no differently, in totality or for any specific demographic group 17

We Believe The Science Is Clear And Justifies No Additional Regulations 18 No Difference Epidemiology ? Biomarkers ? Toxicity ? Chemistry ? Smoking Topography ? Holds true across demographic groups

While There Is No Scientific Proof Of A Disproportional Impact Of Menthol On Public Health, The Countervailing Effects Are Real And Significant 19 72% of Current Menthol Sales Black Market will be significant Counterfeit cigarettes with unknown ingredients Self-mentholation Increased youth access $10 Billion Lost government revenue 500,000 American jobs at risk Estimate based on Compass Lexecon Report

Litigation

Litigation Update Engle Progeny Evans Scott 21

Financial Results

Financial Policy Highlights 23 Uses for free cash flow Capital investment (~$50 - $70 million per year) Dividends (target payout ratio of 70 - 75% of earnings) Share repurchases since spin-off totaling $2.8 billion Acquisitions not a priority Capital structure Successfully completed two debt offerings totaling $1.75 billion Moving toward achieving a long term target leverage of 1.5X total debt to EBITDA Revolver $185 million revolver with an accordion feature of up to $300 million Revolver contains covenants for total debt to EBITDA of 2.25X and interest coverage of 3.0X

Stable top-line and earnings profile Summary Historical Income Statement 24

Summary Historical Balance Sheet 25

Summary Historical Cash Flow Statement 26

Credit Highlights A strong company with an excellent history of success Track record of delivering superior financial and operating results Second largest brand in industry - Newport(r) Operating model that is significantly more profitable than competition Committed to maintaining strong balance sheet Strong leverage and coverage statistics Positive ratings momentum Significant organic growth opportunities Also focused on protecting our freedom to operate Engaged in FDA menthol review to ensure science-based result Expected likelihood of significant menthol restrictions by FDA low Preparing for all potential outcomes Organizing ourselves strategically to sustain best-in-class operating results 27

Thank You

Appendix A Regulation G Reconciliations 29